UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2007

Kronos Incorporated

(Exact name of registrant as specified in charter)

Massachusetts	000-20109	04-2640942
(State or other juris-	(Commission	(IRS Employer
diction of incorporation)	File Number)	Identification No.)

297 Billerica Road, Chelmsford, Massachusetts	01824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 250-9800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On April 20, 2007, Kronos Incorporated (the “Company”) issued a press release announcing that the U.S. antitrust agencies granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), effective April 17, 2007, with respect to the previously announced agreement to acquire the Company by entities affiliated with Hellman & Friedman LLC, a private equity investment firm, in a transaction valued at approximately $1.8 billion.

A copy of the press release issued by the Company announcing the early termination of the waiting period under the HSR Act is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

See the Exhibit Index attached to this Report, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS INCORPORATED

Date: April 20, 2007	By:	/s/ Mark V. Julien
Mark V. Julien
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 20, 2007